SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
____________________

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 20, 2011

Grid Petroleum Corp.

(Exact name of registrant as specified in its charter)

NV	000-53276	NA
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

999 18th Street, Suite 3000, Denver, CO	80202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 303-952-7658

___________________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On January 25, 2011, we filed a Current Report on Form 8-K to report the completion of our acquisition of Joaquin Basin Resources Inc., a Nevada corporation, pursuant to a Share Exchange Agreement. We are filing this Amended Current Report on Form 8- K/A to report the audited financial statements and pro forma financial information required by Items 9.01(a) and 9.01(b) of Form 8-K, respectively.

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry Into a Material Definitive Agreement

Effective January 20, 2011, we entered into a Shared Exchange Agreement with Joaquin Basin Resources Inc., a Nevada corporation and designated therein as the “Seller”, and its stockholders designated therein as the “Selling Shareholders” (the “Agreement”). Pursuant to the provisions of the Agreement, we agreed to issue to the Selling Shareholders (i) 62,000,000 shares of our common stock and (ii) 2,076,324 shares of our convertible preferred stock, in exchange for the transfer and delivery to us by the Selling Shareholders of the 62,000,000 shares of common issued by the Seller, which are all of the issued and outstanding securities of the Seller. As result of the transaction contemplated by the Agreement, the Seller will become our wholly owned subsidiary.

None of the parties to the Agreement is a “related person” to us within the meaning of Instruction 1 to Item 404(a) of Regulation S-K.

The foregoing description of the Agreement and the transaction contemplated thereby is a general description only and is qualified in its entirety by reference to the Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by this reference.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired

The audited financial statements of Joaquin Basin Resources Inc. as of and for the three month period ended January 31, 2011 and the period from September 9, 2010 (Inception) to January 31, 2011 are filed with this Form 8-K/A as Exhibit 99.1.

2

(b) Pro Forma Financial Information

The unaudited pro forma financial information included with this Form 8-K/A has been prepared to illustrate the pro forma effects of the acquisition of Joaquin Basin Resources Inc. The unaudited pro forma balance sheet as of January 31, 2011 and the unaudited pro forma statements of operations for the three months ended January 31, 2011 are filed with this Form 8-K/A as Exhibit 99.2. All pro forma information in this Form 8-K/A has been prepared for informational purposes only and is not necessarily indicative of the past or future results of operations or financial position of Joaquin Basin Resources Inc. or our company.

(d) Exhibits

Exhibit No.	Description of Exhibit
10.1	Share Exchange Agreement by and among Grid Petroleum Corp., on the one hand, and Joaquin Basin Resources Inc. and its shareholders, on the other hand(1)
99.1	Audited Financial Statements
99.2	Unaudited Pro Forma Financial Information

(1)     Previously filed

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Grid Petroleum Corp.

/s/ James Powell

James Powell

President

Date: April 5, 2011